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                           CASH ACCOUNT TRUST ("CAT")
                        GOVERNMENT SECURITIES PORTFOLIO
                            SUPPLEMENT TO PROSPECTUS
                              DATED AUGUST 1, 1996
                           -------------------------
                             TAX-EXEMPT CALIFORNIA
                          MONEY MARKET FUND ("TECMF")
                            SUPPLEMENT TO PROSPECTUS
                             DATED FEBRUARY 1, 1997
                           -------------------------

NET ASSET VALUE

     The Net Asset Value ("NAV") per share for TECMF is determined each day the New York Stock Exchange is open for trading, at 11:00 a.m., 3:00 p.m. and 8:00 p.m. Chicago time and for the Government Securities Portfolio of CAT, the NAV per share is determined each day the New York Stock Exchange is open for trading at 11:00 a.m., 1:00 p.m., 3:00 p.m. and 8:00 p.m. Chicago time. Fund shares are sold at the NAV next determined after an order and payment are received in the form described under "Purchase of Shares" below and in the prospectus. Orders received by dealers or other financial services firms prior to the 8:00 p.m. determination of NAV and received by Zurich Kemper Distributors, Inc. ("ZKDI"), the principal underwriter for the Funds, prior to the close of its business day can be confirmed at the 8:00 p.m. determination of NAV for that day. Such transactions are settled by payment of Federal funds in accordance with procedures established by ZKDI.

PURCHASE OF SHARES

     Orders for shares accompanied by a check or other negotiable bank draft will be accepted and effected at the 3:00 p.m. Chicago time NAV determination on the next business day following receipt and such shares will receive the dividend for the next calendar day following the day the purchase is effected. Shares purchased by wire transfer in the form of Federal funds: (a) will receive that day's dividend if effected at or prior to the 11:00 a.m. Chicago time NAV determination for TECMF and at or prior to the 1:00 p.m. Chicago time NAV determination for the Government Securities Portfolio of CAT; (b) will receive the dividend for the next calendar day if effected at the 3:00 p.m. or 8:00 p.m. Chicago time NAV determination provided payment is received by 3:00 p.m. Chicago time; and (c) will receive the dividend for the next business day if effected at the 8:00 p.m. Chicago time NAV calculation and payment is received after 3:00 p.m. Chicago on that date.

     Confirmed share purchases that are effective at the 8:00 p.m. Chicago time NAV determination will receive dividends upon receipt of payment for such transactions in the form of Federal funds in accordance with the time provisions immediately above.

REDEMPTION OF SHARES

     For share redemption orders that are effective at the 3:00 p.m. or 8:00 p.m. Chicago time NAV determination on a business day, the shareholder will receive that business day's dividend.

July 23, 1997
CPC-8G  7/97                                     (LOGO)printed on recycled paper